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                                                                   EXHIBIT 10.18



                                                                          BRIGGS


         THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1998 STOCK OPTION PLAN FOR KEY EMPLOYEES AND THIS AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                         CUSTOMERONE HOLDING CORPORATION


                             1998 STOCK OPTION PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                FOR KEY EMPLOYEES

                  The Board of Directors of CustomerONE Holding Corporation (the "Company") has adopted the Company's 1998 Stock Option Plan (the "Plan") for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

         1. The Grant.

                  Subject to the conditions set forth below, the Company hereby grants to you, effective as of October 1, 1998 (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of 1,300,000 shares of Common Stock of the Company (the "Option Shares"), at the Exercise Price (as hereinafter defined). The Option is granted in full satisfaction of the Company's obligation under Sections 7(a) and (b) of that certain Employment Agreement (the "Employment Agreement"), dated as of September 30, 1998, by and between CustomerONE Corporation ("CustomerONE"), a Delaware corporation, and you. As used herein, the term "Exercise Price" shall mean a price equal to $1.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal, state or foreign tax liability that may arise as a result of the grant or exercise of the Option.




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         2. Exercise.

                  (a) For purposes of this Option Agreement, the Option Shares shall be deemed "Nonvested Shares" unless and until they have become "Vested Shares" as described below. Twenty-five percent (25%) of the Option Shares shall become "Vested Shares" on the second anniversary of the Grant Date and seventy-five percent (75%) of the Option Shares shall become "Vested Shares" on the third anniversary of the Grant Date in accordance with the terms of the Plan. In the event of your death or Permanent Disability, as that term is defined in the Employment Agreement, or if CustomerONE terminates your employment without Cause, as that term is defined in the Employment Agreement, on or after the second anniversary of the Grant Date, Option Shares that have not become "Vested Shares" shall accelerate and become "Vested Shares" at the rate of 5% of the Option Shares granted hereunder per month, such amount to be in addition to scheduled vesting hereunder, beginning in the twenty-fifth month following the Grant Date with the balance becoming "Vested Shares" on the third anniversary of the Grant Date. Only upon the occurrence of a Liquidity Event (as hereinafter defined) that results in Onex CustomerONE Holdings LLC ("LLC2") achieving an overall compounded IRR (as hereinafter defined) of 15% on its investment in the Portfolio Company (as hereinafter defined) as at such time, will "Vested Shares" become "Exercisable Shares." Until such time, you will not have the right to exercise all or any portion of your Option, whether or not vested. In addition, upon the occurrence of a Liquidity Event that results in LLC2 achieving an overall compounded IRR of 15% on its investment in the Portfolio Company as at such time, any Option Shares that have not become "Vested Shares" will accelerate and immediately become both "Vested Shares" and "Exercisable Shares."

                  (b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Exercisable Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares, Vested Shares that are not Exercisable Shares or for a fraction of an Exercisable Share.

                  (c) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of ten (10) years from the Grant Date.

                  (d) Any exercise by you of the Option must be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), and must be accompanied by a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee.

                  (e) For purposes hereof, a "Liquidity Event" shall mean the first to occur of any of the following:



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                           (i) any sale of all or substantially all of the
                  assets of the Company or its operating subsidiaries taken as a whole (for purposes hereof, the "Portfolio Company") in an arm's-length transaction;

                           (ii) the liquidation or winding up of the Portfolio
                  Company;

                           (iii) an initial public offering of the common shares
                  or other equity securities of the Portfolio Company by way of prospectus, registration statement or similar document where, or in connection with which, such shares or securities are to become listed and posted for trading or quoted on at least one of (1) the Toronto Stock Exchange, (2) the Montreal Exchange,
                  (3) the New York Stock Exchange, (4) the American Stock Exchange or (5) the National Market of the National Association of Securities Dealers Automated Quotation System, together with any such other stock exchange or exchanges as may be approved by the Board; or

                           (iv) a sale of all or substantially all of the shares
                  of the Portfolio Company owned, directly or indirectly, by LLC2 (including any affiliate of LLC2) in an arm's-length transaction.

                  (f) For purposes hereof, "IRR" shall mean, as of any date, the compounded annual pre-tax rate of return earned by LLC2 on its direct and indirect investment in the Portfolio Company for the period from the date of investment to such date; provided that, for the purposes of determining the IRR, the return earned by LLC2 shall take into account the net proceeds of any disposition of the investment (in whole or in part), dividends, returns of capital and other distributions, whether received directly or indirectly by LLC2, but shall specifically exclude any management fees or remuneration payments.

         3. Termination of Employment.

                  In the case of termination of your employment with the Company or any Related Entity for Cause, as that term is defined in the Employment Agreement, pursuant to Section 8(d) of the Employment Agreement, then you shall immediately forfeit your rights under the Option, including rights in any Vested Shares and/or Exercisable Shares, except as to those Option Shares already purchased.

         4. Transferability.

                  Except as provided in Section 7 hereof, the Option and any rights or interests therein are not assignable or transferable by you except by will or the laws of descent and distribution, and during your lifetime, the Option shall be exercisable only by you or, in the event that a legal representative has been appointed in connection with your Disability, such legal representative.



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         5. Registration.

                  The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable securities laws of any other jurisdiction to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable securities laws of any other jurisdiction. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) must, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable securities laws of any other jurisdiction.

                  Certificates for Option Shares, when issued, will have substantially the following legend, or statements of other applicable restrictions, endorsed thereon (or any other legend that may be required for issuance to a Person outside the United States), and may not be immediately transferable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL, STATE OR OTHER LAWS.

                  The foregoing legend will not be required for Option Shares issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

         6. Withholding Taxes.

                  By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any Canadian or U.S. federal, provincial, state, local or foreign taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount sufficient to discharge any Canadian or U.S. federal, provincial, state, local or foreign taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the



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stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

         7. Purchase Option.

                  (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company and/or its designee(s) shall have the option (the "Purchase Option") to purchase, and if the Purchase Option is exercised, you (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by bequest or inheritance in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the "Purchasable Shares").

                  (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one (1) year from the date of the termination of your employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

                  (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, the Fair Market Value per share as of the date of notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of the Option, the Fair Market Value per share less the applicable per share Exercise Price, times the number of Exercisable Shares subject to such Option which are being purchased. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

                  (d) To assure the enforceability of the Company's rights under this Section 7, each certificate or instrument representing Option Shares subject to this Option Agreement shall bear a conspicuous legend in substantially the following form:



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         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO
         REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1998 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         8. Stockholders Agreement. You acknowledge and agree that upon exercise of your Option you will enter into and become bound by the Stockholders Agreement among the Company and the other parties thereto, substantially in the form made available to you concurrently herewith, as such Stockholders Agreement may be subsequently modified or amended.

                  To the extent required by the Stockholders Agreement, certificates for Option Shares, when issued, will have substantially the following legend:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 1, 1998, A COPY OF WHICH MAY BE OBTAINED FROM CUSTOMERONE HOLDING CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

         9. Multiple Classes and Series of Stock. Certificates for Option Shares, when issued, will have substantially the following legend:

                  THE ISSUER IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS. THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         10. Miscellaneous.

                  (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

                  (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation
(i) on the part of the Company



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or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.







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                  Please indicate your acceptance of all the terms and
conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                   Very truly yours,

                                   CUSTOMERONE HOLDING CORPORATION



                                   By: /s/ THOMAS O. HARBISON
                                      ------------------------------------------
                                   Its:    CEO
                                       -----------------------------------------


ACCEPTED:



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Signature of Optionee


Mark Briggs
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Name of Optionee (Please Print)

Date:
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